Summary Prospectus and
Prospectus Supplement

October 2, 2023

Morgan Stanley Institutional Liquidity Funds

Supplement dated October 2, 2023 to the Morgan Stanley Institutional Liquidity Funds Summary Prospectuses and Prospectuses dated January 23, 2023

Money Market Portfolio
(the "Fund")

The Securities and Exchange Commission ("SEC") recently approved certain regulatory changes that impact money market funds, including the Fund. In particular, among other things, the SEC removed the ability of a money market fund to impose a redemption gate (other than as part of a liquidation), while preserving the discretion to impose liquidity fees for non-government money market funds (without regard to weekly liquid asset levels). These changes became effective as of the date of this Supplement.

Previously, the Fund was permitted to impose a liquidity fee and/or redemption gate if the applicable Fund invested less than 30% of its total assets in weekly liquid assets.

Effective immediately, the Fund will no longer be permitted to temporarily impose a redemption gate, except as part of its liquidation, and the Fund may subject redemptions to a liquidity fee of up to 2% without regard to the Fund's level of weekly liquid assets if the Fund's Board of Trustees believes such fee to be in the best interest of the Fund and its shareholders.

Accordingly, effective immediately, the Summary Prospectuses and Prospectuses are hereby amended as follows:

The fourth sentence in the last paragraph of the sections of each Summary Prospectus titled "Principal Investment Strategies" and each Prospectus titled "Fund Summary—Principal Investment Strategies" is hereby deleted and replaced with the following:

Like other money market funds of its type, the Fund is subject to the possible imposition of liquidity fees if the Fund's Board of Trustees determines that such fee is in the best interests of the Fund.

The second paragraph of the sections of each Summary Prospectus titled "Principal Risks" and each Prospectus titled "Fund Summary—Principal Risks" is hereby deleted and replaced with the following:

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The fourth sentence in the second paragraph of the section of each Prospectus titled "Details of the Fund—Approach" is hereby deleted and replaced with the following:

Like other money market funds of its type, the Fund is subject to the possible imposition of liquidity fees if the Fund's Board of Trustees determines that such fee is in the best interests of the Fund.

The fifth sentence in the section of each Prospectus titled "Shareholder Information—How To Redeem Shares" is hereby deleted and replaced with the following:

This section is subject to the section entitled "Liquidity Fees" below.

The section of each Prospectus titled "Shareholder Information—Liquidity Fees and Redemption Gates" is hereby deleted and replaced with the following:

Liquidity Fees

Under Rule 2a-7, the Fund is permitted to impose a liquidity fee on redemptions (up to 2%) if the Board of Trustees determines it is in the best interests of the Fund. The liquidity fee may be imposed at any point during the applicable business day, generally at the subsequent NAV calculation time of the applicable Fund following the determination of the Board of Trustees. Liquidity fees may be terminated at any time in the discretion of the Board of Trustees.

Unprocessed purchase orders that the Fund received prior to notification of the imposition of a liquidity fee will be cancelled unless re-confirmed. Under certain circumstances, the Fund may honor redemption or exchange orders out of the Fund (or pay redemptions without adding a liquidity fee to the redemption amount) if the Fund can verify that the redemption or exchange order out of the Fund was submitted to the Fund's agent before the Fund imposed liquidity fees. Once a liquidity fee is in place, shareholders will not be permitted to exchange into or out of the Fund until the fee is terminated.

The Board of Trustees generally expects that a liquidity fee would be imposed, if at all, during periods of extraordinary market stress. While the Board of Trustees may, in its discretion, impose a liquidity fee at any time, the Board of Trustees generally expects that a liquidity fee would be imposed only after the Fund has notified Financial Intermediaries and shareholders that a liquidity fee will be imposed. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board of Trustees may, in its discretion, permanently suspend redemptions and liquidate the Fund if, among other things, the Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.

Announcements regarding the imposition or termination of liquidity fees will be made through a supplement to the Fund's Prospectus. Such announcements may also be made through a press release or by other means.

Dividend payments will not be subject to liquidity fees; however, in the event that a liquidity fee is in place at the time that dividends are distributed, all distributions will be made in the form of cash.

Trade corrections requested after a liquidity fee is imposed will be honored so long as the "as of" date of the transaction to be processed is prior to the effective time of the liquidity fee and a valid reason for the trade error is provided.

Financial Intermediaries will be required to promptly take such actions reasonably requested by the Fund, the Transfer Agent or the Adviser to implement, modify or remove, or to assist the Fund in implementing, modifying or removing, a liquidity fee established by the Fund.

Please retain this supplement for future reference.

  MSILFSUP 10/23